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                                                                      Exhibit 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS


  We consent to the incorporation by reference in the registration statement of BEC Energy on Form S-8 of our report dated January 22, 1998, on our audits of the consolidated financial statements and financial statement schedules of Boston Edison Company.



                          /s/ Coopers & Lybrand L.L.P.
                              COOPERS & LYBRAND L.L.P.


June 16, 1998